Income Tax Expense (Tax Effects Of Temporary Differences That Give Rise To Significant Portions Of The Deferred Tax Assets And Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Sep. 30, 2012
Inventories, long-term contract accounting, contract cost reserves and other	$ 6,825	$ 7,819
Pension and other postretirement benefits	7,417	13,437
Net operating loss carryforward?—?domestic	848	562
Net operating loss carryforward?—?foreign	3,955	3,841
Capital loss carryforward	240	240
Other compensation-related costs and other cost accruals	19,325	17,589
State credit carryforward	1,099	997
Total deferred tax assets	39,709	44,485
Goodwill	(14,576)	(12,783)
Acquisition assets	(61,403)	(63,323)
Depreciation , software amortization	(36,396)	(33,799)
Net deferred tax liabilities before valuation allowance	(72,666)	(65,420)
Less valuation allowance	(3,780)	(942)
Net deferred tax liabilities	$ (76,446)	$ (66,362)